Exhibit 99.1

Report of the Independent Auditors to the Members of

Brabant Pharma Limited

Report on the Financial Statements

We have audited the accompanying financial statements of Brabant Pharma Limited which comprise the statements of financial position as of December 31, 2013 and 2012, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the year ended December 31, 2013 and for the period from December 13, 2012 (inception) to December 31, 2012 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brabant Pharma Limited as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year ended December 31, 2013 and for the period from December 13, 2012 (inception) to December 31, 2012 in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

KPMG LLP

St James’ Square

Manchester

M26 6DS

United Kingdom

Date: 23 December 2014

Brabant Pharma Limited

Statement of Profit or Loss and Other Comprehensive Income

For The Year Ended 31 December 2013

	Notes	Year Ended 31.12.13 £	Period 13.12.12 to 31.12.12 £
CONTINUING OPERATIONS
Revenue		—	—
Administrative expenses		(655,822)	—

OPERATING LOSS		(655,822)	—
Finance income	3	140	—

LOSS BEFORE INCOME TAX		(655,682)	—
Income tax	4	—	—

LOSS FOR THE YEAR		(655,682)	—
OTHER COMPREHENSIVE LOSS		—	—

TOTAL COMPREHENSIVE LOSS FOR THE YEAR		(655,682)	—

The notes form part of these financial statements

Brabant Pharma Limited

Statement of Financial Position

31 December 2013

	Notes	2013 £	2012
ASSETS
CURRENT ASSETS
Trade and other receivables	5	14,457	1
Cash and cash equivalents	6	166,614	—

		181,071	1

TOTAL ASSETS		181,071	—

EQUITY
SHAREHOLDERS’ EQUITY
Called up share capital	7	607	1
Share premium	8	709,563	—
Retained earnings	8	(655,682)	—

TOTAL EQUITY		54,488	1

LIABILITIES
CURRENT LIABILITIES
Trade and other payables	9	126,583	—

TOTAL LIABILITIES		126,583	—

TOTAL EQUITY AND LIABILITIES		181,071	1

The notes form part of these financial statements

Brabant Pharma Limited

Statement of Changes in Equity

For The Year Ended 31 December 2013

	Called up Share Capital	Retained earnings	Share premium	Total equity
	£	£	£	£
Changes in equity
At 13 December 2012
Issue of share capital	1	—	—	1

Transactions with owner	1	—	—	1
Total comprehensive income	—	—	—	—
Balance at 31 December 2012	1	—	—	1

Changes in equity
At 1 January 2013	1	—	—	1
Issue of share capital	606	—	709,563	710,169

Transactions with owner	606	—	709,563	710,169
Total comprehensive income	—	(655,682)	—	(655,682)

Balance at 31 December 2013	607	(655,682)	709,563	54,488

The notes form part of these financial statements

Brabant Pharma Limited

Statement of Cash Flows

For The Year Ended 31 December 2013

		Year Ended 31.12.13	Period 13.12.12 to 31.12.12
		£	£
Cash flows from operating activities
Cash generated from operations	1	(543,695)	—

Net cash from operating activities		(543,695)	—

Cash flows from investing activities
Interest received		140	—

Net cash from investing activities		140	—

Cash flows from financing activities
Proceeds from issue of shares, net of costs		710,169	—

Net cash from financing activities		710,169	—

Increase in cash and cash equivalents		166,614	—
Cash and cash equivalents at beginning of year	2	—	—

Cash and cash equivalents at end of year
	2	166,614	—

The notes form part of these financial statements

Brabant Pharma Limited

Notes to the Statement of Cash Flows

For The Year Ended 31 December 2013

1.	RECONCILIATION OF LOSS BEFORE INCOME TAX TO CASH GENERATED FROM OPERATIONS

	Year Ended 31.12.13	Period 13.12.12 to 31.12.12
	£	£
Loss before income tax	(655,682)	—
Finance income	(140)	—

	(655,822)	—
Increase in trade and other receivables	(14,456)	—
Increase in trade and other payables	126,583	—

Cash generated from operations	(543,695)	—

2.	CASH AND CASH EQUIVALENTS

The amounts disclosed on the statement of cash flow in respect of cash and cash equivalents are in respect of these statement of financial position amounts:

Year ended 31 December 2013

	31.12.13	1.1.13
	£	£
Cash and cash equivalents	166,614	—

Period ended 31 December 2012

	31.12.12	13.12.12
	£	£
Cash and cash equivalents	—	—

The notes form part of these financial statements

Brabant Pharma Limited

Notes to the Financial Statements

For The Year Ended 31 December 2013

1.	ACCOUNTING POLICIES

Basis of preparation

These financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (‘IFRS – IASB’) and IFRIC interpretations. The financial statements have been prepared under the historical cost convention.

These financial statements have been prepared in the context of the acquisition of Brabant Pharma Limited by Zogenix, Inc in October 2014. The reporting currency is pound sterling (£) as this is the trading currency of the Company.

The preparation of financial information in conformity with IFRS - IASB requires the use of certain critical estimates. It also requires management to exercise its judgement in the process of applying accounting policies.

Going concern

The directors have received confirmation from the entity’s parent company Zogenix Inc, that it will provide support to the extent necessary to enable the Company to meet its liabilities as they fall due for at least the period to 31 December 2015. For this reason they have been presented on the going concern basis.

Changes in accounting policies: new standards, interpretations and amendments effective in 2013 adopted by the Company and published standards not yet effective

The IASB and the International Financial Reporting Committee (IFRIC) have issued the following standards and interpretations with an effective date after the date of these accounts:

IFRS 14 Regulatory Deferral Accounts

IAS 19 (revised) Employee Benefits

IAS 24 (revised) Related Party Disclosures

IAS 32 Amendment offsetting financial assets and liabilities

Various Improvements to IFRSs - minor amendments

These standards are not expected to have a material impact on the Company.

Taxation

Current taxes are based on the results shown in the financial statements and are calculated according to local tax rules, using tax rates enacted or substantially enacted by the statement of financial position date.

Research and development

Expenditure on research is written off in the year in which it is incurred.

Development expenditure is capitalised only to the extent that they can be reliably measured, the product or process is technically and commercially feasible, future economic benefits are probable and the Company intends to and has sufficient resources to complete development and sell or use the asset. Other development expenditure is recognised in profit and loss as incurred.

Licences

Licences acquired are initially recognised at cost which equates to the minimum payments required to be made under licence agreements. The Company has entered into a licence agreement during the period which will result in 5% of any revenues generated on the sale of certain drugs being paid to the licensor. If Brabant enters into a sub-licence agreement, it will be liable to pay 25% of any revenues it earns under the sub-licence agreement to the licensor.

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Brabant Pharma Limited

Notes to the Financial Statements - continued

For The Year Ended 31 December 2013

1. ACCOUNTING POLICIES - continued

Foreign currencies

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the statement of financial position date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

Financial instruments

This note presents information about the Company’s exposure risk, the Company’s objectives, policies and processes for treasuring and managing risk, and the Company’s management of capital, further quantitative disclosures are included throughout these consolidated financial statements.

The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework.

The Company’s risk management policies are established to identify and analyse the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Company’s activities. The Company, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

Financial risks

The Company’s activities expose it to a number of financial risks including credit risk, cash flow risk and exchange rate risk:

Credit risk

The Company’s principal financial assets are bank balances and cash, trade and other receivables.

Credit risk on liquid funds is limited because the counterparties are banks with high credit ratings assigned by international credit rating agencies. The credit risk is on trade and other receivables is limited due to the fact there are no balances due from external customers.

Cash flow risk

The Company’s activities expose it primarily to the financial impact of changes in interest rates. Company cash balances and expected cash flow are monitored on a daily basis to ensure the Company has sufficient available funds to meet its needs.

Liquidity risk

Company policy is to maintain a strong capital base so as to enhance investor, creditor and market confidence. Cash balances are available for immediate withdrawal if required.

Capital management

The Company’s capital management policy is to maintain a strong capital base so as to enhance investor, creditor and market confidence. The Board’s objective is to safeguard the Company’s ability to continue as a going concern, to sustain the future development of the business and to provide returns for shareholders, whilst controlling the cost of capital.

The Company monitors capital on the basis of the carrying amount of equity, less cash and cash equivalents as presented on the face of the statement of financial position.

There were no changes in the Company’s approach to capital management during the period.

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Brabant Pharma Limited

Notes to the Financial Statements - continued

For The Year Ended 31 December 2013

1.	ACCOUNTING POLICIES - continued

Financial assets

The Company’s financial assets fall into the categories discussed below, with the allocation depending to an extent on the purpose for which the asset was acquired. Unless otherwise indicated, the carrying amounts of the Company’s financial assets are a reasonable approximation of their fair values.

Cash and cash equivalents: - Cash and cash equivalents in the Statement of Financial Position and the Statement of Cash Flows comprise cash at bank and in hand.

Financial liabilities

All of the Group’s financial liabilities are classified as financial liabilities carried at amortised cost. The

Company does not use derivative financial instruments or hedge accounting for any transactions.

Unless otherwise indicated, the carrying amounts of the Company’s financial liabilities are a reasonable approximation of their fair values.

Financial liabilities include the following items:

Trade payables and other short-term monetary liabilities, which are recognised as their nominal value.

Share capital

Financial instruments issued by the Company are treated as equity only to the extent that they do not meet the definition of a financial liability. The Company’s ordinary shares are classified as equity instruments.

2.	EMPLOYEES AND DIRECTORS

	Year Ended 31.12.13 £	Period 13.12.12 to 31.12.12 £
Wages and salaries	214,646	—
Social security costs	25,180	—

	239,826	—

The average monthly number of employees during the year was as follows:

	Year Ended 31.12.13	Period 13.12.12 to 31.12.12
Average number of staff	3	—

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Brabant Pharma Limited

Notes to the Financial Statements - continued

For The Year Ended 31 December 2013

2.	EMPLOYEES AND DIRECTORS - continued

	Year Ended 31.12.13 £	Period 13.12.12 to 31.12.12 £
Directors’ remuneration	196,646	—

3.	NET FINANCE INCOME

	Year Ended 31.12.13 £	Period 13.12.12 to 31.12.12 £
Finance income:
Deposit account interest	140	—

4.	INCOME TAX

Analysis of tax expense

No liability to UK corporation tax arose on ordinary activities for the year ended 31 December 2013 nor for the period ended 31 December 2012.

The company has an unrecognised deferred tax asset at 31 Dec 13 of £131,136 (2012: £nil) relating to tax losses. The asset has not been recognised due to the uncertainty over generating future taxable profits against which to recover the asset.

5.	TRADE AND OTHER RECEIVABLES

	2013 £	2012 £
Current:
Other debtors	400	1
VAT	10,257	—
Prepayments and accrued income	3,800	—

	14,457	1

6.	CASH AND CASH EQUIVALENTS

	2013 £	2012 £
Bank accounts	166,614	—

7.	CALLED UP SHARE CAPITAL

Allotted, issued and fully paid:

Number: Class:		Nominal value:	2013 £	2012 £
40,652	A Ordinary	£0.01	207	1
20,000	B Ordinary	£0.01	400	—
38	Growth ordinary	£0.01	—	—

			607	1

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Brabant Pharma Limited

Notes to the Financial Statements - continued

For The Year Ended 31 December 2013

7.	CALLED UP SHARE CAPITAL - continued

The following fully paid shares were allotted during the year at a premium as shown below:

16,213 A Ordinary shares of £0.01 each at £39.99 per share

4,439 A Ordinary shares of £0.01 each at £44.99 per share

38 Growth Ordinary shares of £0.01 each at £39.99 per share

20,000 B Ordinary shares of £0.01 each at £0.01 per share

20,000 A Ordinary shares of £0.01 each at £0.01 per share

8.	RESERVES - 2013

	Retained Earnings	Share premium	Totals
	£	£	£
At 1 January 2013	—	—	—
Deficit for the year	(655,682)	—	(655,682)
Issue of shares, net of costs	—	709,563	709,563

At 31 December 2013	(655,682)	709,563	53,881

RESERVES - 2012
	Retained earnings	Share premium	Totals
	£	£	£
At 13 December 2012	—	—	—
Deficit for the year	—	—	—
Issue of shares, net of costs	—	1	1

At 31 December 2012	—	1	1

9.	TRADE AND OTHER PAYABLES

	2013	2012
	£	£
Current:
Trade payables	78,580	—
Social security and other taxes	10,948	—
Accruals and deferred income	37,055	—

	126,583	—

10.	RELATED PARTY DISCLOSURES

During the year, Aquarius Equity Partners Limited, an entity controlled by Duncan Peyton and Alex Stevenson who were directors of the company, charged the company £121,594 for consultancy and financing costs (2012 : Nil) and were owed £17,331 at 31 December 2013 (2012 : Nil).

During the year, Ricanto Limited, an entity controlled by Rick Stewart and Tony Clarke who were directors of the company, charged the company £3,134 for telephony recharges (2012 : Nil) and there were no outstanding amount as at 31 December 2013 (2012 : Nil).

Brabant Pharma Limited

Notes to the Financial Statements - continued

For The Year Ended 31 December 2013

11.	POST BALANCE SHEET EVENT

On 23 October 2014 the Company issued 126,275 ordinary shares for an aggregate purchase price of £5,460,005.

On 24 October 2014 the entire issued share capital of the Company was acquired by Zogenix Europe Limited, a wholly-owned subsidiary of Zogenix Inc, who is an entity registered in the United States of America, for an initial consideration of $20m cash, net of cash acquired, $15.2m of common stock and additional potential consideration of up to $95m dependent upon achieving certain milestones. From this date, Zogenix Inc became the ultimate parent company of Brabant Pharma Limited.

12.	The financial statements were authorised for issue by the board on 23 December 2014.